FORM OF SUBSCRIPTION AGREEMENT:

                            VOLU-SOL, INC.
                         (a Utah corporation)

             Series A 10% Convertible Non-Voting Preferred Stock

                      Securities Purchase Agreement


Dated: September __, 1997

Volu-Sol, Inc.
5059 West 2100 South
Salt Lake City, Utah 84111

Ladies and Gentlemen:

     This will confirm our agreement in connection with the issue and sale by Volu-Sol, Inc., a Utah corporation ("Volu-Sol" or the "Company"), in reliance on exemptions from the registration requirements of the U.S. Securities Act of 1933, as amended (the "Securities Act"), and similar provisions of state securities ("Blue Sky") laws and the purchase by the undersigned purchaser (the "Purchaser") of certain shares of the Company's Series A 10% Convertible Non-Voting Preferred Stock (the "Preferred Shares").

     1. Purchase of Securities. Subject to the terms and conditions of this Agreement, the Purchaser hereby agrees to acquire, and the Company agrees to sell to the Purchaser, that number of shares of Preferred Shares indicated on the signature page, below as follows:

     1.1 Preferred Shares. The Purchaser shall purchase and the Company shall sell to the Purchaser its Preferred Shares convertible into shares of the Company's Common Stock, par value $.0001 per share, in accordance with the terms of the Designation of Rights and Preferences of the Preferred Shares and this Agreement, at a conversion price per share which shall be the lesser of
(i) 80% of the average closing bid price of the Common Stock for the three (3) business days immediately preceding the date of the Conversion Notice; or (ii) $1.25 per share. The rights of the Purchaser in connection with the Preferred Shares shall be as set forth in the written Designation attached to this Agreement as Exhibit "A" and by this reference made a part hereof. The consideration for the issuance of the Preferred Shares shall be $200 per share (the "Purchase Price"). The total offering is for 12,000 shares or up to $2,400,000 in the aggregate in minimum purchases of $25,000. The Purchaser shall pay the Purchase Price by wire transfer to the account of Durham, Evans, Jones & Pinegar, P.C. ("DEJP") as provided on Addendum 1 attached hereto. Biomune has agreed that if the Registration Statement on Form 10 to be filed by the Company is not declared effective by the Securities & Exchange Commission within 180 days of its filing, the Preferred Shares held on such date by Purchaser will be converted to shares of Biomune Common Stock at the market price of such shares on the date of such conversion less 20% at the written request of the Purchaser.

     Wire instructions are as follows:

          Bank:  Key Bank of Utah
          Account Name: Durham, Evans, Jones & Pinegar, P.C. Trust Account ABA No.: 124000737
          Account No.: 4450-1000-1292

      1.2 Registration Rights. The Common Stock into which the Preferred Shares are convertible shall be subject to certain registration rights, as provided in that certain Registration Rights Agreement attached hereto as Exhibit "B" and by this reference made a part hereof.

     2. Delivery of Securities. Not later than five (5) business days after receipt of the Purchase Price, DEJP shall deliver to Purchaser one or more certificates representing the Preferred Shares issued in the name of the Purchaser. Each certificate representing the Preferred Shares shall be issued with the restrictive legend described in Section 11 hereof. Should the Purchase Price not be received by the Company prior to September 30, 1997, this Agreement shall be terminated, unless extended by mutual written agreement of the parties.

     3.      Closing.  Payment of the Purchase Price to DEJP as described in
Section 1, above, and delivery of the Preferred Shares as described in Section 2, above, shall be deemed to be the completion of the transactions contemplated by this Agreement ("Closing"). Closing shall occur on or before 3:00 p.m. (Mountain Time) on September 30, 1997, or such later date as the parties may hereafter agree in writing (the "Closing Date").

     4. Use and Disposition of Proceeds. The Company intends to use the gross proceeds from the sale of the Securities as follows: (i) repayment of debt, including amounts owing to Biomune Systems, Inc., the parent of Volu-Sol ("Biomune"); (ii) payment of expenses associated with the spin-off of Volu-Sol from Biomune; (iii) manufacturing expenses; (iv) for working capital; (v) to purchase equipment; and (vi) for the payment of expenses associated with this offering. The Purchaser acknowledges and agrees that the Company shall have immediate access to the funds representing the Purchase Price, according to the discretion of management of the Company following the Closing and delivery of the Securities to the Purchaser. The foregoing uses are the present intentions of the Company, but the actual use of the proceeds will be determined by the Company according to circumstances and immediate needs and the Company reserves the right to apply the proceeds in its sole and absolute discretion.

     5. Representations and Warranties of the Purchaser. To induce the Company's acceptance of this Agreement, the Purchaser hereby certifies, represents and warrants to the Company and its agents and attorneys as follows:

     5.1 Accredited Status. The undersigned has completed and returned to the Company, an investor's questionnaire. The undersigned is an accredited investor within the meaning of Section 501 of Regulation D under the Securities Act. THE UNDERSIGNED MUST INITIAL ALL PARAGRAPHS WHICH ACCURATELY DESCRIBE THE BASIS ON WHICH THE UNDERSIGNED IS AN ACCREDITED INVESTOR. Specifically, the undersigned is:

     (1)     A director or executive officer of the Company.
            (Initial)

     (2) A natural person whose net worth (i.e. the excess of his/her total assets over his/her total liabilities, including the value of his/her personal residence), individually or jointly with his/her spouse, as of the date hereof, exceeds $1,000,000.
       (Initial)

     (3) A natural person who had an individual income in excess of $200,000 in both 1995 and 1996, or whose joint income with that person's spouse was in excess of $300,000 in both 1995 and 1996, and who reasonably expects to reach the same income level in 1997.
       (Initial)

     (4) A corporation or partnership, not formed for the specific purpose of acquiring the Securities offered, with total assets in excess of $5,000,000.
       (Initial)

     (5) Any entity in which all of the equity owners are accredited investors.
       (Initial)

     (6)     None of the above.
       (Initial)

     5.2 Liquidity. The Purchaser presently has sufficient liquid assets to pay the Purchase Price. The Purchaser's overall commitment to investments that are not readily marketable is not disproportionate to the Purchaser's total assets, and the Purchaser's investment in the Company will not cause such overall commitment to become excessive. The Purchaser has adequate means of providing for its current needs and contingencies and has no need for liquidity in its investment in the Company or for a source of income from the Company. The Purchaser is capable of bearing the economic risk and the burden of the investment contemplated by this Agreement, including, but not limited to, the possibility of the complete loss of the value of the Preferred Shares and the limited transferability of the Securities, which may make the liquidation of the Preferred Shares or any shares of Common Stock acquired upon conversion or exercise of the Preferred Shares impossible in the near future.

     5.3 Organization, Standing, Authorization. The Purchaser is duly organized, validly existing, and in good standing under the laws of ________________ and has the requisite power and authority to enter into this Agreement, acquire the Securities and execute and deliver any documents or instruments in connection with this Agreement. The execution and delivery of this Agreement, the Registration Rights Agreement, and all other documents and instruments executed by the Purchaser in connection with any of the transactions contemplated by this Agreement (collectively sometimes referred to hereafter as the "Transaction Documents") have been duly authorized by all required action of the Purchaser's members, managers, officers and/or directors. The person executing, on the Purchaser's behalf, this Agreement and any other Transaction Document has been duly authorized to do so.

     5.4 Absence of Conflicts. The Purchaser represents and warrants that the execution and delivery of this Agreement and any other Transaction Document, and the consummation of the transactions contemplated thereby, and compliance with the requirements thereof, will not violate any law, rule, regulation, order, writ, judgment, injunction, decree or award binding on the Purchaser, or the provision of any indenture, instrument or agreement to which the Purchaser is a party or is subject, or by which the Purchaser or any of its properties are bound, or conflict with or constitute a material default thereunder, or result in the creation or imposition of any lien pursuant to the terms of any such indenture, instrument or agreement, or constitute a breach of any fiduciary duty owed by the Purchaser to any third party, or require the approval of any third-party pursuant to any material contract, agreement, instrument, relationship or legal obligation to which the Purchaser is subject or to which any of its properties, operations or management may be subject.

     5.5 Sole Party in Interest. The Purchaser represents that it is the sole and true party in interest, and no other person or entity has or will have upon the issuance of the Preferred Shares any beneficial ownership interest in the Preferred Shares or any portion of the Preferred Shares, whether direct or indirect, other than the equity holders or beneficiaries of the Purchaser.

     5.6 Investment Intent. The Preferred Shares (and the underlying shares of Common Stock) are being acquired solely for the Purchaser's own account for investment purposes only and are not being purchased with a view to or for the resale, distribution, subdivision or fractionalization thereof. The Purchaser understands and agrees that the Purchaser must bear the economic risk of its investment in the Preferred Shares. The Preferred Shares have not been registered under the Securities Act or under any Blue Sky laws. Except as provided in that certain Registration Rights Agreement of even date herewith, the Company has no obligation to register the Preferred Shares or shares of the underlying Common Stock.

     5.7 Knowledge and Experience. The Purchaser is experienced in evaluating and making speculative investments, and has the capacity to protect the Purchaser's interests in connection with the acquisition of the Preferred Shares. The Purchaser has such knowledge and experience in financial and business matters in general, and investments in development stage companies in particular, that the Purchaser is capable, on the Purchaser's behalf, of evaluating the merits and risks of the Purchaser's investment in the Company. The Purchaser has been informed that an investment in the Company is speculative and has concluded that the Purchaser's proposed investment is appropriate in light of its overall investment objectives and financial situation.

     5.8 Investment Advisors. No party has received or will receive any compensation or other remuneration for advising the Purchaser with respect to this investment, and the Purchaser represents that no investment advisor or purchaser representative has been consulted or retained in connection with the Purchaser's decision to invest in the Company. Except for the transaction contemplated by this Agreement, as of the date of execution of this Agreement, the Purchaser has no relationship whatsoever with the Company, and has had no relationship with the Company at any time in the past.

     5.9 Disclosure, Access to Information. The Purchaser confirms that it has received and thoroughly read and is familiar with and understands this Agreement, and that all documents, records, books and other information pertaining to the Purchaser's investment in the Company requested by the Purchaser have been made available for inspection and copying and that there are no additional materials or documents that have been requested by the Purchaser that have not been made available by the Company. The Purchaser further acknowledges that any decision not to ask questions of the Company's representatives was a conscious decision on the Purchaser's part and reflects the Purchaser's belief that no additional information is necessary in order to make an informed decision about investing in the Company. The Purchaser further acknowledges that it understands that Biomune is subject to the periodic reporting requirements of the Securities Exchange Act of 1934, as amended ("Exchange Act") and the Purchaser has reviewed or received copies of any such reports that have been requested by it. Without limiting the generality of the foregoing, the Purchaser acknowledges that it has received and has reviewed copies of the following documents and materials, all of which are incorporated herein by reference:

               (1)Articles of Incorporation of the Company, as amended;
               (2)By-laws of the Company;
               (3)Annual Report of Biomune on Form 10-K for the fiscal year ended September 30, 1996;
               (4)Quarterly Reports of Biomune on Form 10-Q for the quarters ended December 31, 1996, March 31, 1997 and June 30, 1997; and
               (5)Memorandum, dated September 24, 1997 (the "Memorandum").

The statements contained in the above-described Reports that are not purely historical are forward-looking statements within the meaning of Section 27A of the Securities Act, including statements regarding the Company's expectations, hopes, intentions or strategies regarding the future. Forward-looking statements include, without limitation: statements regarding the anticipated domestic and international growth of the automatic voice recognition industry, statements regarding the anticipated growth of the Company, including services which it hopes to provide or products it hopes to market in the future, statements regarding future spending to achieve the Company's anticipated growth, statements concerning future revenues and profits, and statements regarding future marketing, sales and distribution, plans and objectives. All forward-looking statements included in this document and the above-described Reports are based on information available to the Company on the date(s) thereof, and the Company assumes no obligation to update any such forward-looking statements. It is important to note that the Company's actual results could differ materially from those contained in such forward-looking statements.

Purchaser also acknowledges that following the spin-off of Volu-Sol from Biomune, as discussed below, Volu-Sol will become subject to the reporting requirements of the Exchange Act. At present, however, Volu-Sol does not file any reports separately or independently of Biomune.

     5.10 Exclusive Reliance on this Agreement. In making the decision to purchase the Securities, the Purchaser has relied exclusively upon information included in this Agreement or incorporated herein by reference pursuant to
Section 5.9, and not on any other representations, promises or information, whether written or verbal, by any person.

     5.11 Accuracy of Unincorporated Documents and Other Unincorporated Materials. To the extent the Purchaser has received documents or other materials, other than as expressly incorporated herein by reference pursuant to Section 5.9, the Purchaser acknowledges the following with respect to such documents and materials:

     (1) Such documents and materials and any projections contained therein may be incomplete, may contain errors or misstatements, and do not purport to adequately describe the transactions contemplated by this Agreement or the status of the development of the Company's business and business opportunities. The Purchaser agrees that such documents and materials cannot be relied upon in making a decision as to whether to purchase the Securities and acknowledges that there can be no assurance that any of the projections contained therein will be accomplished by the Company; and

     (2) The Purchaser has been advised and fully understands that any summaries, projections, forecasts or estimates included in such documents and materials, including those relating to product development schedules and projections, possible revenues, income, profitability of the Company or an investment therein inherently involve uncertainties and may be affected by circumstances in the future which cannot be reasonably predicted and are beyond the control of the Company. Further, the projections, forecasts and estimates are speculative and may be optimistic, and there can be no assurance that any of the projections, forecasts or estimates will be reached, or that the Company will realize any income or profits or that any dividends or distributions of profits will be paid on the Company's securities. The use of the words "believes," "estimates," "anticipates" and similar expressions are intended to identify forward-looking statements, all of which are subject to certain risks and uncertainties that could cause actual results to differ materially from those projected. The Purchaser should not place undue reliance on such forward-looking statements, which speak only as of the date(s) made. The Company undertakes no obligation to publicly release the result of any revisions to these forward-looking statements that may be made to reflect events or circumstances after the date hereof or to reflect the occurrence of unanticipated events.

     5.12 Advice of Counsel. The Purchaser understands the terms and conditions of this Agreement, has investigated all matters concerning the Company to the Purchaser's satisfaction, has consulted with such of the Purchaser's own legal counsel or other advisors as the Purchaser deems necessary, and is not relying, and has not relied on the Company for an explanation of the terms or conditions of this Agreement or any document or instrument related to the transactions contemplated thereby. The Purchaser further acknowledges, understands and agrees that, in arranging for the preparation of this Agreement and all other documents and materials related thereto, the Company has not attempted to procure, and has not procured, legal representation for the Purchaser.

     5.13 Accuracy of Representations and Information. All representations made by the Purchaser in this Agreement and all documents and instruments related to this Agreement, and all information provided by the Purchaser to the Company concerning the Purchaser and its financial position is correct and complete in all material respects as of the date hereof. If there is any material change in such information before the actual issuance of the Securities, the Purchaser immediately will provide such information to the Company.

     5.14 No Representations. None of the following have ever been represented, guaranteed, or warranted to the Purchaser by the Company or any of its employees, agents, representatives or affiliates, or any broker or any other person, expressly or by implication:

     (1) The percentage of profit or amount of or type of consideration, profit or loss (including tax write-offs or other tax benefits) to be realized, if any, as a result of an investment in the Securities; or

     (2) The past performance or experience on the part of the Company or any affiliate or their associates, agents or employees, or of any other person as being indicative of future results of an investment in the Securities.

     6. Conditions to Obligations of the Purchaser. The obligation of the Purchaser to purchase the Securities is subject to the fulfillment on or prior to the Closing Date of each of the following conditions:

     6.1 Representations and Warranties. The representations and warranties of the Company shall be true and correct in all material respects on the Closing Date.

     6.2 Performance. All covenants, agreements and conditions contained in this Agreement to be performed or complied with by the Company on or prior to the Closing Date shall have been performed or complied with in all material respects.

     6.3 Proceedings and Documents. All corporate and other proceedings in connection with the transactions contemplated hereby and all documents and instruments incident to such transactions shall be satisfactory in form and substance to the Purchaser and its counsel.

     7. Conditions to Obligations of the Company. The Company's obligation to sell the Securities is subject to the fulfillment on or prior to the Closing Date of each of the following conditions:

     7.1 Representations and Warranties. The representations and warranties made by the Purchaser shall be true and correct in all material respects on the Closing Date.

     7.2 Legal Issuance. At the time of the Closing, the issuance and purchase of the Securities shall be legally permitted by all laws and regulations to which the Purchaser and the Company are subject.

     7.3 Payment. The Company shall have concurrently received full payment of the Total Purchase Price.

     8. Certain Risk Factors. The Company is a start-up entity and investment in the Company carries with it significant risks, including the possible loss of one's entire investment. For a brief description of the Company and its business activity to date, see the accompanying Memorandum. The risk factors contained in the Memorandum should be considered carefully in evaluating the Company and its business before purchasing the Preferred Shares offered hereby.

     9. Company Reliance on Purchaser's Representations. The Purchaser understands that the Company is relying on the truth and accuracy of the representations and warranties made herein by the Purchaser in offering the Preferred Shares for sale and in relying upon applicable exemptions available under the Securities Act and applicable state securities laws.

     10. Manner of Sale. At no time was the Purchaser presented with or solicited by or through any leaflet, public promotional meeting, television advertisement or any other form of general solicitation or advertising.

     11. Restricted Shares. The Purchaser understands and acknowledges that the Preferred Shares have not been registered under the Securities Act and that they will be issued in reliance upon exemptions from the registration requirements of the Securities Act, and thus cannot be resold unless they are registered under the Securities Act or unless an exemption from registration is available for such resale. With regard to the restrictions on resales of the Preferred Shares (and any shares of Common Stock issued upon conversion of the Preferred Shares), the Purchaser is aware (a) that the Company will issue stop transfer orders to its stock transfer agent in the event of attempts to improperly transfer any such securities; and (b) that a restrictive legend will be placed on certificates representing the Preferred Shares (and the shares of Common Stock issued upon conversion thereof), which legend will read substantially as follows:

THESE SECURITIES ARE NOT REGISTERED WITH THE UNITED STATES SECURITIES AND EXCHANGE COMMISSION UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"), PURSUANT TO AN EXEMPTION FROM REGISTRATION UNDER REGULATIONS PROMULGATED UNDER THE ACT, INCLUDING EXEMPTIONS UNDER SECTIONS 3(b) AND 4(2) OF THE ACT AND THE PROVISIONS OF REGULATION D UNDER SUCH ACT, AND SIMILAR EXEMPTIONS UNDER SATE LAW. THE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY ANY REGULATORY AGENCY AND ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

     12. Representations and Warranties of the Company. The Company hereby represents and warrants to the Purchaser as follows:

     12.1 Organization, Standing, Etc. The Company has been duly organized and is validly existing and in good standing under the laws of the State of Utah, and with corporate power and authority under such laws to enter into and perform this Agreement and to execute and perform under the documents, instruments and agreements related to this Agreement. The Company is duly qualified to do business as a foreign corporation in each jurisdiction in which such qualification is required, whether by reason of the ownership or leasing of real property or the conduct of business, except where the failure to so qualify or be in good standing would not have a material adverse effect on the Company and its subsidiaries, considered as one enterprise.

     12.2 Authorization. The execution and delivery of this Agreement and the consummation of the transactions contemplated herein have been duly authorized by all required action of the Company, including any necessary approval by its Board of Directors or shareholders, and each of the Transaction Documents and all instruments and agreements to be delivered in connection therewith constitute its legal, valid and binding obligation, enforceable against the Company in accordance with their respective terms, subject to laws of general application relating to the rights of creditors generally.

     12.3 Absence of Conflicts. Neither the execution and delivery of the Transaction Documents or any other agreement or instrument to be delivered to the Purchaser in connection therewith, nor the consummation of the transactions contemplated thereby, by the Company, shall (i) conflict with or result in a breach of or constitute a violation or default under (A) any provision of the Articles of Incorporation, as amended, or Bylaws of the Company, or (B) the provision of any indenture, instrument or agreement to which the Company is a party or by which it or any of its properties is bound, or (C) any order, writ, judgment, award, injunction, decree, law, statute, rule or regulation, license or permit applicable to the Company; (ii) result in the creation or imposition of any lien pursuant to the terms of any such indenture, instrument or agreement, or constitute a breach of any fiduciary duty owned by the Company to any third party, or (iii) require the approval of any third party pursuant to any materials contract, agreement, instrument, relationship or legal obligation to which the Company is subject or to which it or any of its properties, operations or management may be subject.

     12.4 Capitalization. The capitalization of the Company is as described in the Memorandum. All of the outstanding shares of Common Stock are, and the Preferred Shares will be, when paid for and issued, duly authorized, validly issued, fully paid and non-assessable free of any preemptive rights.

     12.5 Financial Statements. A copy of the financial statements of the Company has been delivered to the Purchase. The financial statements reports present fairly the financial position of the Company at such dates and the consolidated results of operations and cash flows for the periods then ended, in conformity with generally accepted accounting principles applied on a consistent basis throughout the periods covered by such statements.

     12.6 Litigation, Etc. Except as disclosed in the Memorandum, there are no material suits, actions or legal, administrative, arbitration or other proceedings or governmental investigations or other controversies pending, or to the knowledge of the Company threatened, or as to which the Company has received any notice, claim or assertion, which involve a potential cost or liability to the Company which would singly or in the aggregate, materially or adversely affect the financial condition, results of operations, business or prospects of the Company. The Company is not in default with respect to any order, writ, injunction or decree of any court or before any federal, state, municipal or other governmental department, commission, board, bureau, agency or instrumentality, domestic or foreign affecting or relating to it which is material to the financial condition, results of operations or business of the Company.

     12.7 Unincorporated Documents or Materials. With respect to any document or other materials received by the Purchaser from the Company or its representatives which are incorporated herein by reference pursuant to Section
5.9 hereof, (i) the Company has no reason to believe any of such documents and materials or any projections contained therein contain errors or misstatements or do not adequately describe the transactions contemplated by this Agreement or the status of the development of the Company, its products or business, and
(ii) such documents, materials and projections were prepared by the Company and its management in good faith.

     12.8 Nature of Company. The Company is not an open ended investment company or a unit investment trust, registered or required to be registered, or a closed end investment company required to be registered, but not registered, under the Investment Company Act of 1940.

     13. Confidentiality. The Purchaser acknowledges and agrees that the Company has provided it with certain information about the Company that is proprietary and confidential in connection with this transaction (the "Confidential Information"). The Purchaser covenants to preserve the confidentiality of the Confidential Information and to use the Confidential Information only for the purpose of determining to proceed with the Offering, except that information (i) in the public domain without violation of any confidentiality agreement, if known by the party receiving it before receipt, or (ii) received from a third party without violation of a non-disclosure obligation of that third party of the party delivering or disclosing information shall not be considered Confidential Information subject to this
Section 13.

     14.     General Provisions.

     14.1 Attorneys' Fees. In the event of a default in the performance of this Agreement or any document or instrument executed in connection with this Agreement, the defaulting party, in addition to all other obligations of performance hereunder, shall pay reasonable attorneys' fees and costs incurred by the non-defaulting party to enforce performance of this Agreement.

     14.2 Choice of Law. This Agreement will be construed and enforced in accordance with and governed by the laws of the State of Utah, except for matters arising under the Securities Act or Exchange Act, without reference to principles of conflicts of law. Each of the parties consents to the jurisdiction of the federal court of the State of Utah or the state courts of the State of Utah in connection with any dispute arising under this Agreement and hereby waives, to the maximum extent permitted by law, any objection, including any objection based on forum non conveniens, to the brining of any such proceeding in such jurisdictions. Each party hereby agrees that if another party to this Agreement obtains a judgment against it in such a proceeding, the party which obtained such judgment may enforce same by summary judgment in the courts of any country having jurisdiction over the party against whom such judgment was obtained, and each party hereby waives any defenses available to it under local law and agrees to the enforcement of such a judgment.

     14.3 Counterparts/Facsimile Signatures. This Agreement may be executed in one or more counterparts, each of which when so signed shall be deemed to be an original, and such counterparts together shall constitute one and the same instrument. In lieu of the original, a facsimile transmission or copy of the original shall be as effective and enforceable as the original.

     14.4 Entire Agreement. This Agreement, and the Transaction Documents (all of which are incorporated in this Agreement by reference) collectively set forth the entire agreement between the parties as to the Offering, supersede any and all prior or contemporaneous agreements or understandings of the parties relating to the Offering, and may not be amended except by an instrument in writing signed by all of the parties to this Agreement.

     14.5 Expenses. The parties shall be responsible for and shall pay their own costs and expenses, including without limitation attorneys' fees and accountants' fees and expenses, in connection with the conduct of the due diligence inquiry, negotiation, execution and delivery of this Agreement and the instruments, documents and agreements executed in connection with this Agreement, including the Transaction Documents.

     14.6 Headings. The headings of the sections and paragraphs of this Agreement have been inserted for convenience of reference only and do not constitute a part of this Agreement.

     14.7 Notices. All notices or other communications provided for under this Agreement shall be in writing, and mailed, telecopied or delivered by hand delivery or by overnight courier service, to the parties at their respective addresses as indicated below or at such other address as the parties may designate in writing:

          (1) If to the Purchaser, then to the address indicated on the signature page, below.

          (2)     If to the Company:

               Volu-Sol, Inc.
               5095 West 2100 South
               Salt Lake City, Utah 84120
               Attn: Michael G. Acton, Chief Executive Officer
               Fax: (801) 974-9553

               With a copy to:

               DURHAM, EVANS, JONES & PINEGAR, P.C.
               Key Bank Tower, Suite 850
               50 South Main Street
               Salt Lake City, Utah  84144
               Attn: Kevin R. Pinegar, Esq.
               Fax: (801) 538-2425

All notices and communications shall be effective as follows: When mailed, upon three (3) business days after deposit in the mail (postage prepaid); when telecopied, upon confirmed transmission of the telecopied notice; when hand delivered, upon delivery; and when sent by overnight courier, the next business day after deposit of the notice with the overnight courier.

     14.8 Severability. Should any one or more of the provisions of this Agreement be determined to be illegal or unenforceable, all other provisions of this Agreement shall be given effect separately from the provision or provisions determined to be illegal or unenforceable and shall not be affected thereby.

     14.9 Successors and Assigns. This Agreement shall be binding upon and inure to the benefit of the Company and its successors and assigns, but shall not be assignable by the Purchaser without the prior written consent of the Company.

     14.10 Survival of Representations, Warranties and Covenants Closing. All warranties, representations, indemnities and agreements made in the Transaction Documents by a party hereto shall survive the date of this Agreement, the Closing Date, the consummation of the Offering, and the issuance by the Company of the Securities.

IN WITNESS WHEREOF, the party named below has caused this Agreement to be executed, as of the date first above written.

PURCHASER:


[PRINT NAME]


BY: _____________________________________
NAME:___________________________________
TITLE:___________________________________
DATE: ___________________________________

ADDRESS : _______________________________
__________________________________________
__________________________________________
FAX: _____________________________________

ACCEPTED AND AGREED:

Volu-Sol, Inc., a Utah corporation



BY:
DATE:

ADDENDUM 1

Payment Schedule: The Purchaser subscribes to purchase 6,000 Preferred Shares for a total purchase price of $1,200,000 payable as follows:

     $300,000 at Closing by wire transfer
     $300,000 upon effective date of the Company's Form 10-SB
     $300,000 within 45 days of the effective date of the Company's Form 10-SB $300,000 within 90 days of the effective date of the Company's Form 10-SB

Upon receipt of each payment, the Company will issue 1,500 shares of Preferred Stock to Purchaser.

EXHIBIT "A"
[Designation of Rights and Preferences]

EXHIBIT "B"
[Form of Registration Rights Agreement]